THE ARBITRAGE FUNDS

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Long/Short Fund

Water Island Credit Opportunities Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated February 25, 2021 to the Prospectus dated September 30, 2020

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

Effective February 22, 2021, Edward Chen is no longer a portfolio manager for Water Island Event-Driven Fund and Water Island Long/Short Fund. All references to Mr. Chen are hereby deleted from the Prospectus. Also, effective February 22, 2021, Curtis Watkins, CFA is a portfolio manager for Water Island Event-Driven Fund and John Orrico, CFA is a portfolio manager for Water Island Long/Short Fund.

The following replaces the disclosure under the heading “Portfolio Managers” in the section entitled, “SUMMARY SECTION” on page 15:

Portfolio Manager	Portfolio Manager Since
Roger Foltynowicz, CFA, CAIA	October 2010
Todd Munn	October 2010
Gregory Loprete	October 2010
John Orrico, CFA, CIO, and President and Trustee of The Arbitrage Funds	March 2018
Curtis Watkins, CFA	February 2021

The following replaces the disclosure under the heading “Portfolio Managers” in the section entitled, “SUMMARY SECTION” on page 22:

Portfolio Manager	Portfolio Manager Since
Curtis Watkins, CFA	September 2015
John Orrico, CFA, CIO, and President and Trustee of The Arbitrage Funds	February 2021

The following replaces the second, third, ninth and eleventh paragraphs of the disclosures under the heading “Portfolio Managers” in the section entitled “THE ADVISER” on page 44:

Roger Foltynowicz, CFA, CAIA, Gregory Loprete, Todd Munn, John Orrico, CFA and Curtis Watkins, CFA are portfolio managers for Water Island Event-Driven Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

John Orrico, CFA and Curtis Watkins, CFA are portfolio managers for Water Island Long/Short Fund. They are both equally responsible for the day-to-day management of the portfolio of the Fund.

John Orrico, CFA serves as Chief Investment Officer of the Adviser and also serves as the President and a Trustee of The Arbitrage Funds. He currently serves as a portfolio manager of Arbitrage Fund, Water Island Event-Driven Fund, Water Island Long/Short Fund and Water Island Credit Opportunities Fund. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelor’s degree from Georgetown University in 1982 – with a double major in Finance and International Management. He received the Chartered Financial Analyst designation in 1988.

Curtis Watkins, CFA joined the Adviser in 2010 and currently serves as a portfolio manager of Water Island Event-Driven Fund and Water Island Long/Short Fund. Prior to becoming a portfolio manager of Water Island Long/Short Fund in 2015, he served as a Research Analyst. Mr. Watkins spent four years with the Economic and Valuation Services Group at KPMG, LLP. There, he performed valuation services for multi-national clients relating to mergers and acquisitions, fairness opinions, and corporate restructuring. Mr. Watkins holds a Bachelor of Science in Economics with a concentration in Finance from John Carroll University.

Upon the recommendation of Water Island Capital, LLC, the investment adviser to the Funds, the Board of Trustees of The Arbitrage Funds has approved the conversion of Water Island Event-Driven Fund’s Class C shares and Water Island Credit Opportunities Fund’s Class C shares into Class I shares of the respective Fund and the subsequent termination of Water Island Event-Driven Fund’s Class C shares and Water Island Credit Opportunities Fund’s Class C shares.

Effective immediately, Class C Shares of Water Island Event-Driven Fund and Class C Shares of Water Island Credit Opportunities Fund are closed to purchases. Effective on or about April 27, 2021, Class C Shares of Water Island Event-Driven Fund and Class C Shares of Water Island Credit Opportunities Fund will be converted into Class I Shares of the respective Fund with the same relative aggregate net asset value, and the Class C shares will be terminated thereafter. Class I shares do not have any 12b-1 fees and are not subject to any contingent deferred sales charge. No sales load, fee, or other charge will be imposed on the conversion of these shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by shareholders, although each shareholder should consult with his or her own tax adviser.

At any time prior to the conversion, shareholders may redeem Class C shares of Water Island Event-Driven Fund and Class C Shares of Water Island Credit Opportunities Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. Redemptions of Class C Shares may generally be effected only through broker-dealers, retirement platforms, and other financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares. Water Island Event-Driven Fund and Water Island Credit Opportunities Fund will not impose a contingent deferred sales charge on any Class C Shares redeemed that were held fewer than 12 months.

The following disclosure in the section of the Prospectus entitled “HOW TO PURCHASE SHARES” replaces similar disclosure on page 46:

Eligible Purchases

Purchases, exchanges, and redemptions of Class C and Class A shares may generally be effected only through institutional channels, such as broker-dealers, retirement platforms, and other financial intermediaries which have established an agreement with the Funds’ distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

In addition, Class C Shares of Arbitrage Fund may also utilize Rights of Accumulation. The following disclosures in the section of the Prospectus entitled “HOW TO PURCHASE SHARES” replace similar disclosures beginning on page 47:

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A and Class C Shares you already own to the amount that you are currently purchasing. A Fund will combine the value of your purchases with the value of any Class A and Class C Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The value of your accumulated shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. To receive a reduction or waiver of your sales charge, you must advise your financial intermediary or the Fund at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding the Fund shares held by you or related accounts at the Fund or at other financial intermediaries in order to verify your eligibility for a breakpoint discount as the Funds, their transfer agent and financial intermediaries may not maintain this information. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may combine Class A Share purchases of any Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (the “Letter”). You must inform your financial intermediary or the Fund that you have a Letter each time you make an investment. Purchases resulting from the reinvestment of dividends and distributions do not apply toward fulfillment of the Letter. The Funds will only consider the value of Class A Shares sold subject to a sales charge. Shares purchased within 90 days of the date you sign the Letter may be used as a credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. The purchase price of these prior purchases will not be adjusted. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter.

You are not legally bound by the terms of your Letter to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). Any remaining escrowed shares will be released to you.

In addition, the following disclosures in the section of the Prospectus entitled “HOW TO PURCHASE SHARES” replace similar disclosures beginning on page 48:

Contingent Deferred Sales Charge

If your account value, including the amount of your current investment, totals $250,000 or more in Class A shares of Arbitrage Fund or $250,000 or more in Class A shares ($500,000 or more in Class A shares purchased prior to June 30, 2018, determined on a first-in, first-out (“FIFO”) method) of Water Island Event-Driven Fund or Water Island Credit Opportunities Fund, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within 18 months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of up to 1.00%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries. This sales charge does not apply to exchanges of Class A Shares of one Fund for Class A Shares of another Fund.

There is a 1% CDSC on Class C shares which you sell within 12 months of purchase. The amount of the CDSC is determined as a percentage of the original purchase price of the shares being redeemed. The CDSC primarily goes to the Funds’ distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Fund will use the FIFO method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than one year, using the anniversary date of a transaction to determine the “one year” mark. As an example, shares purchased on December 1, 2019 would be subject to the CDSC if they were redeemed prior to December 1, 2020. On or after December 1, 2020, they would not be subject to CDSC.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemption or exchange of Fund shares under certain circumstances and conditions, including without limitation, the following:

•                 Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•                 Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (“IRA”) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Choosing a Share Class

Arbitrage Fund offers four classes of shares, Class R, Class I, Class C, and Class A. Water Island Event-Driven Fund and Water Island Credit Opportunities Fund offer three classes of shares, Class R, Class I, and Class A. Water Island Long/Short Fund offers two classes of shares, Class R and Class I. The classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below).

Class A shares and Class R shares are subject to an annual 12b-1 fee of up to 0.25% of a Fund’s average daily net assets allocable to that share class. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares. Class I shares are not subject to any 12b-1 fees.

Class A shares are sold subject to a front-end sales charge. Class R shares and Class I shares of each Fund are no-load. This means that shares may be purchased without the imposition of any sales charge. There is a 1% CDSC on Class C shares if you sell within 12 months of a purchase. A CDSC may be imposed on certain purchases of Class A shares, as described above in “Contingent Deferred Sales Charge.”

Purchases, exchanges and redemptions of Class A and Class C shares may generally be effected only through institutional channels, such as broker-dealers, retirement platforms, and other financial intermediaries which have established an agreement with the Funds’ Distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. In addition, certain financial intermediaries may have share class exchange programs whereby a shareholder of a Fund’s Class C shares may have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day’s NAV.

Class I shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. Class I shares may also be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for an investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of each Fund are available in other share classes that have different fees and expenses.

There is generally also a higher minimum initial investment requirement with respect to Class I shares in “Minimum Investments Amounts,” below.

Shares of a Fund are available for purchase from the Fund every day the NYSE is open for business, at the NAV (or offering price, for Class A shares) next calculated after receipt of the purchase request in good order. Each Fund mails you confirmations of all purchases or redemptions of Fund shares.

The following disclosure in the section of the Prospectus entitled “EXCHANGING SHARES” replaces similar disclosure beginning on page 53:

EXCHANGING SHARES

Class R shares of any Fund may be exchanged for Class R shares of another Fund at their relative net asset values. Class I shares of any Fund may be exchanged for Class I shares of another Fund at their relative net asset values.

Class C shares of Arbitrage Fund may be exchanged for Class R or Class I shares of the Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) you have held your Class C shares for longer than twelve months.

Class A shares of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund may be exchanged for Class A shares of another Fund at their relative net asset values, provided you have held such shares for at least thirty days. For purposes of calculating the CDSC, such shares will be deemed to have been held since the date the shares being exchanged were initially purchased. Class A shares of Arbitrage Fund, Water Island Event-Driven Fund and Water Island Credit Opportunities Fund may be exchanged for Class R or Class I shares of the same Fund, provided (1) you meet the investment eligibility requirements for purchase of shares of the class you wish to exchange into, and (2) for Class A shares subject to a CDSC, you have held such shares for longer than 18 months, with respect to shares of Arbitrage Fund, Water Island Event-Driven Fund, and Water Island Credit Opportunities Fund.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R, C, or A shares, you may convert such shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

Certain financial intermediaries may have share class exchange programs whereby a shareholder of a Fund’s Class C shares may have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC.

The Fund reserves the right to reject any exchange request for any reason or no reason. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. To exchange shares:

1.            Read this Prospectus carefully.

2.            Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3.            Contact your financial intermediary, or call DST Systems, Inc. at (800) 295-4485. You may also make an exchange by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842.

Please retain this supplement for future reference.

THE ARBITRAGE FUNDS

Arbitrage Fund

Water Island Event-Driven Fund

Water Island Long/Short Fund

Water Island Credit Opportunities Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated February 25, 2021 to the Statement of Additional Information

dated September 30, 2020

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION

Effective February 22, 2021, Edward Chen is no longer a portfolio manager for Water Island Event-Driven Fund and Water Island Long/Short Fund. All references to Mr. Chen are hereby deleted from the Statement of Additional Information. Also, effective February 22, 2021, Curtis Watkins, CFA is a portfolio manager for Water Island Event-Driven Fund and John Orrico, CFA is a portfolio manager for Water Island Long/Short Fund.

The following replaces the second and third tables of the disclosure in the section entitled, “PORTFOLIO MANAGERS” beginning on page 43:

Water Island Event-Driven Fund (formerly Water Island Diversified Event-Driven Fund)
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico	5 accounts	3 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.79 billion	$132 million	$0	$0	$13 million	$0
Roger Foltynowicz	4 accounts	1 account	0 accounts	0 accounts	0 accounts	0 accounts
	$1.84 billion	$119 million	$0	$0	$0	$0
Todd Munn	4 accounts	1 account	0 accounts	0 accounts	0 accounts	0 accounts
	$1.84 billion	$119 million	$0	$0	$0	$0
Curtis Watkins	1 account	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$2 million	$0	$0	$0	$0	$0
Gregg Loprete	3 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$455 million	$0	$0	$0	$0	$0

Water Island Long/Short Fund
(a) (1) Portfolio Manager’s Name (as stated in the Prospectus)	(a)(2) Number of other accounts managed within each category and the total accounts managed within each category			(a)(3) For each category in (a)(2), number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	(A) Registered Investment Companies	(B) Other Pooled Investment Vehicles	(C) Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Orrico	6 accounts	3 accounts	0 accounts	0 accounts	2 accounts	0 accounts
	$1.90 billion	$132 million	$0	$0	$13 million	$0
Curtis Watkins	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts	0 accounts
	$0	$0	$0	$0	$0	$0

The following supplements the information concerning Curtis Watkins’s holdings in Water Island Event-Driven Fund and John Orrico’s holdings in Water Island Long/Short Fund in the table under the heading “Disclosure of Securities Ownership” in the section entitled, “PORTFOLIO MANAGERS” on page 46:

Curtis Watkins	Water Island Event-Driven Fund	$100,001 - $500,000
John S. Orrico	Water Island Long/Short Fund	Over $1 million

The following disclosure in the section of the Statement of Additional Information entitled “PURCHASE, REDEMPTION AND PRICING OF SHARES” replaces similar disclosure on page 55:

Exchange Privilege

Investors may exchange shares of a Fund for shares of any other Fund at their net asset value; provided, however, that investors must hold their Class A shares or Class C shares of one Fund, as applicable, for at least thirty days in order to be eligible to exchange their shares for Class A or Class C shares, as applicable, of the other Fund. In addition, investors may exchange Class A or Class C shares of a Fund for Class R or Class I shares of the same Fund, provided (1) the investor meets the investment eligibility requirements for purchase of shares of the class he or she wishes to exchange into, (2) the investor has held the Class C shares for longer than twelve months, and (3) the investor has held Class A shares, subject to a contingent deferred sales charge, for longer than 18 months. Investors who are interested in exercising the exchange privilege should first contact the Funds or their agents to obtain instructions and any necessary forms. There is a five dollar ($5) fee for each telephone exchange, and no fee for a written exchange.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Funds or (ii) the proceeds from redemption of the shares of the applicable Fund are not immediately reinvested in shares of the other Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

In addition, certain financial intermediaries may have share class exchange programs whereby a shareholder of Arbitrage Fund’s Class C shares may have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC.

2

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

Please retain this supplement for future reference.

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